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                United States Securities and Exchange Commission
                             Washington, D.C. 20549

                                  Form N-23C-3

                        Notification of Repurchase Offer

                             Pursuant To Rule 23c-3


1.   Investment Company Act File Number:    Date of Notification:

     811-9937                               January 4, 2002


2.   Exact name of investment company as specified in registration statement:

     MUNDER @VANTAGE FUND


3.   Address of principal executive office:

     480 PIERCE STREET, BIRMINGHAM, MICHIGAN 48009


4.   Check one of the following:

     A. [X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

     B. [_] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

     C. [_] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.



                                  By: /s/ Stephen J. Shenkenberg
                                      --------------------------
                                      Stephen J. Shenkenberg
                                      Vice President and Secretary

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                                     [LOGO]
                              MUNDER @VANTAGE FUND


                 THIS IS NOTIFICATION OF THE SCHEDULED QUARTERLY
                                REPURCHASE OFFER.

                IF YOU ARE NOT INTERESTED IN SELLING YOUR SHARES
                      AT THIS TIME, NO ACTION IS NECESSARY.


January 4, 2002

Dear Munder @Vantage Fund Shareholder:

This notice is to inform you of the date for the Munder @Vantage Fund's ("Fund") next quarterly repurchase offer. Shares of the Fund can currently be tendered for repurchase, at net asset value, only during one of the Fund's scheduled quarterly repurchase offers. If you are not interested in selling your shares at this time, no action is necessary.

This repurchase offer applies to all shareholders of the Fund.

This repurchase offer period will begin on January 4, 2002 and will end on February 1, 2002. The purpose of this offer is to provide liquidity to shareholders.

All repurchase requests must be made through your broker or financial consultant. Should wish to sell any of your shares during this repurchase offer period, please contact your broker or financial consultant to participate in this repurchase offer no later than February 1, 2002. You may be charged a transaction fee for this service by your broker or financial consultant.

All repurchase requests must be received in good order by your broker or financial consultant on or before 4:00 p.m., Eastern Time, February 1, 2002.

If you have no need or desire to sell shares, simply disregard this notice. We will contact you again next quarter to notify you of the next repurchase privilege.

If you have any questions, please refer to the attached Repurchase Offer Statement, which contains additional important information about the repurchase offer, or contact your broker or financial consultant.

Sincerely,

Munder @Vantage Fund

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                                     [LOGO]
                              MUNDER @VANTAGE FUND


                              MUNDER @VANTAGE FUND
                           REPURCHASE OFFER STATEMENT

                                 January 4, 2002

This repurchase offer of the Munder @Vantage Fund ("Fund") and acceptance of the repurchase offer by tender of shares of the Fund are made upon the terms and conditions set forth in this Repurchase Offer Statement and the Fund's currently effective registration statement.

     1. THE OFFER. The Fund is offering to repurchase for cash up to five percent (5%) of its issued and outstanding shares of beneficial interest ("Shares") as of February 1, 2002 (see below, "Repurchase Request Deadline") at a price equal to the net asset value ("NAV") of the Shares as of the close of the New York Stock Exchange on the date the NAV for the Offer is determined ("Repurchase Pricing Date") upon the terms and conditions set forth herein, and in accordance with the Fund's currently effective registration statement, which terms constitute the "Offer." The purpose of the Offer is to provide liquidity to shareholders since no secondary market exists for the Shares. The Offer is not conditioned upon the tender for repurchase of any minimum number of Shares.

     2. NET ASSET VALUE. The NAV of the Fund on January 2, 2002 was $8.43 per Share. You must decide whether to tender Shares prior to the Repurchase Request Deadline, but the NAV at which the Fund will repurchase the Shares will not be calculated until the Repurchase Pricing Date. The NAV can fluctuate, and the NAV on the Repurchase Pricing Date could be lower or higher than the NAV on the date you submitted your repurchase request. Please call your broker or financial consultant or the Fund at (800) 468-6337 for the Fund's most current NAV per share.

     3. REPURCHASE REQUEST DEADLINE. All Repurchase Requests MUST be received in proper form by your broker or financial advisor on or before 4:00 p.m., Eastern time, on February 1, 2002. You should be sure to advise your broker or financial consultant of your intentions in a timely manner. Repurchase Requests may only be submitted to your broker or financial advisor. Your broker or financial advisor will tender your shares to the Fund on your behalf. The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in good order to your broker or financial consultant by the Repurchase Request Deadline or your broker or financial consultant fails to submit your request to the Fund by the cutoff time stipulated by the Fund, you will be unable to liquidate your shares until a subsequent repurchase offer, and you will have to resubmit your request for that offer. You may withdraw or change your repurchase request at any point before the Repurchase Request Deadline.

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     4. REPURCHASE PRICING DATE. The NAV per share for the Offer must be determined no later than February 15, 2002, which is within fourteen days following the Repurchase Request Deadline. The Fund anticipates, however, that normally the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline.

     5. PAYMENT FOR SHARES REPURCHASED. Payment for all Shares repurchased pursuant to this Offer will be made not later than seven days after the Repurchase Pricing Date.

     6. INCREASE IN NUMBER OF SHARES REPURCHASED. If shareholders tender for repurchase more Shares than the Fund is offering to repurchase ("Repurchase Offer Amount"), the Fund may (but is not obligated to) increase the number of Shares that the Fund is offering to repurchase by up to two percent (2%) of the Shares outstanding on the Repurchase Request Deadline.

     7. PRO-RATA REPURCHASE. If the Fund determines not to repurchase an additional 2% of the Shares outstanding, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares on a pro-rata basis. If pro-ration is necessary, the Fund will send a notice of pro-ration to your broker or financial consultant on the business day following the Repurchase Request Deadline. The number of Shares each shareholder asked to have repurchased will be reduced by the same percentage. If any Shares that you wish to have repurchased by the Fund are not repurchased because of pro-ration, you will have to wait until the next repurchase offer, and your repurchase request will not be given any priority over other shareholders' requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to sell in a given quarter or in any subsequent quarter. In anticipation of the possibility of pro-ration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of pro-ration. There is no assurance that you will be able to sell as many of your Shares as you desire to sell.

     8. WITHDRAWAL OF SHARES TO BE REPURCHASED. Repurchase requests submitted pursuant to the Offer may be modified or withdrawn at any time prior the Repurchase Request Deadline by submitting notice to your broker or financial advisor. In the event you decide to modify or withdraw your tender, you should provide your broker or financial advisor with sufficient notice prior the Repurchase Request Deadline.

     9. SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER. The Fund may suspend or postpone this Offer in limited circumstances and only by a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940. The limited circumstances include the following: (A) if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; (B) for any period during which the New York Stock Exchange or any market in which the securities owned by the Fund

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     are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (C) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (D) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund. You will be notified if the Fund suspends or postpones the Offer.

     10. IN-KIND REPURCHASES. Under normal conditions, the Fund intends to repurchase Shares for cash. However, the Fund reserves the right to pay for all or a portion of repurchased Shares with an in-kind distribution of a portion of its portfolio securities.

     11. TAX CONSEQUENCES. Shareholders should consult their tax advisers regarding the specific tax consequences, including state and local tax consequences, of participating in the Offer and should review the tax information in the Fund's prospectus. A tender of Shares pursuant to the Offer will be treated as a taxable sale or exchange of the Shares if the tender (i) completely terminates the shareholder's interest in the Fund,
     (ii) is treated as a distribution that is "substantially disproportionate" or (iii) is treated as a distribution that is "not essentially equivalent to a dividend." A "substantially disproportionate" distribution generally requires a reduction of at least 20% in the shareholder's proportionate interest in the Fund after all Shares are tendered. A distribution "not essentially equivalent to a dividend" requires that there be a "meaningful reduction" in the shareholder's interest, which should be the case if the shareholder has a minimal interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his or her proportionate interest.

     Under these rules, if a shareholder tenders all Shares that he or she owns or is considered to own, the shareholder will realize a taxable sale or exchange. If a shareholder tenders less than all of the Shares that he or she owns or is considered to own, the repurchase may not qualify as a sale or an exchange, and the proceeds received may be treated as a dividend, return of capital or capital gain, depending on the Fund's earnings and profits and the shareholder's basis in the tendered Shares. If that occurs, there is a risk that non-tendering shareholders may be considered to have received a deemed distribution as a result of the Fund's purchase of tendered Shares, and all or a portion of that deemed distribution may be taxable as a dividend.

     The Fund intends to take the position that tendering shareholders will qualify for sale or exchange treatment. If the transaction is treated as a sale or exchange for tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders who hold their Shares as a capital asset and as a long-term capital gain or loss if such Shares have been held for more than twelve months. If the transaction is not treated as a sale or exchange, the amount received upon a sale of Shares may consist in whole or in part of ordinary dividend income, a return of capital or capital gain, depending on the Fund's earnings and profits for its taxable year and the shareholder's tax basis in the Shares. In addition, if any amounts received are

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     treated as a dividend to tendering shareholders, a constructive dividend may be received by non-tendering shareholders whose proportionate interest in the Fund has been increased as a result of the tender.

     12. REQUESTS FOR REPURCHASE IN PROPER FORM. All questions as to validity, form, eligibility (including time of receipt) and acceptance of tenders of Shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of Shares determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for any Shares if, in the opinion of the Fund's counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender of Shares whether generally or with respect to any particular Share(s) or shareholder(s). The Fund's interpretations of the terms and conditions of the Offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of Shares must be cured within such times as the Fund shall determine. Tenders of Shares will not be deemed to have been made until the defects or irregularities have been cured or waived.

     Neither the Fund, Munder Capital Management, it's investment adviser, or any other person is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

                                   *   *   *

     Neither the Fund, its Board of Trustees, or Munder Capital Management makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender.

     No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein or in the Fund's prospectus or statement of additional information. If given or made, such recommendation and such information and representation must not be relied upon as having been authorized by the Fund.

     For the Fund's most recent NAV per Share and other information, or for a copy of the Fund's prospectus, contact your broker or financial consultant or call the Munder @Vantage Fund at (800) 468-6337.

     Date: January 4, 2002